JPMP BHCA/Bill Barrett Corporation Exhibit 99.1

Name and Address of Reporting Person(1)	Designated Reporter(1))	Statement for (Month/Day/ Year)	Issuer Name, Ticker or Trading Symbol	Title and Amount of Security	Title of Derivative Securities and Title and Amount of Securities Underlying Derivative Securities	Ownership Form: Direct (D) or Indirect (I)	Nature of Indirect Beneficial Ownership	Disclaims Pecuniary Interest
JPMP Master Fund Manager, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, NY 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I Row 1	N/A	I	See Explanatory Note 2 below	No
JPMP Capital Corp. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas - 40th Floor New York, NY 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I	N/A	I	See Explanatory Note 3 below	No
J.P. Morgan Partners, Global Investors, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I Row 2	N/A	D
J.P. Morgan Partners, Global Investors (Cayman), L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I Row 3	N/A	D
J.P. Morgan Partners Global Investors (Cayman) II, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I Row 4	N/A	D
JPMP Global Fund/Bill Barrett A, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I Row 5	N/A	D

JPMP Global Fund/Bill Barrett, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I Row 6	N/A	D
J.P. Morgan Partners Global Investors (Selldown), L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I Row 7	N/A	D
J.P. Morgan Partners Global Fund/Bill Barrett/Selldown, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I Row 8	N/A	D
JPMP Global Investors, L.P. c/o J.P. Morgan Partners, LLC 1221 Avenue of the Americas-40th Floor New York, New York 10020	J.P. Morgan Partners (BHCA), L.P.	August 23, 2005	Bill Barrett Corporation (“BBG”)	See Table I Rows 2-8	N/A	I	See Explanatory Note 4 below	No
Explanatory Note:

1)
The Designated Reporter is executing this report on behalf of all Reporting Persons, each of whom has authorized it to do so. Each of the Reporting Persons disclaims beneficial ownership of the Issuer’s securities to the extent it exceeds such Person’s pecuniary interest.

2)
The amounts shown in Table I in row 1 represent the beneficial ownership of the Issuer’s securities owned by J.P. Morgan Partners (BHCA), L.P. ("JPMP BHCA"), a portion of which may be deemed attributable to the Reporting Person because it is the sole general partner of JPMP BHCA. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within JPM BHCA and JPMP Master Fund Manager, L.P. (“MF Manager”).

3)
The amounts shown in Table I represent the beneficial ownership of the Issuer’s securities owned by (a) JPMP BHCA, and (b) J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., JPMP Global Fund/Bill Barrett A, L.P., JPMP Global Fund/Bill Barrett, L.P., J.P. Morgan Partners Global Investors (Selldown) and J.P. Morgan Partners Global Fund/Bill Barrett/Selldown, L.P. (collectively, the “JPMP Global Entities”), a portion of which may be deemed attributable to the Reporting Person because it is (1) the general partner of MF Manager, the sole general partner of JPMP BHCA and (2) the general partner of JPMP Global Investors, L.P. (“JPMP Global Investors”) which is the general partner of each of the JPMP Global Entities. The Reporting Person disclaims such beneficial ownership except to the extent of its pecuniary interest therein which is not readily determinable because it is subject to several variables, including without limitation, the internal rates of return and vesting of interests within JPMP BHCA, MF Manager and each of the JPMP Global Entities. The Reporting Person is a wholly-owned subsidiary of JPMorgan Chase & Co.

4)
The amounts shown in Table I in rows 2-8 represent the beneficial ownership of the Issuer’s securities owned by the JPMP Global Entities, a portion of which may be deemed attributable to the Reporting Person because it is the general partner of each of the JPMP Global Entities. The actual pro rata portion of such beneficial ownership that may be deemed attributable to the Reporting Person is not readily determinable because it is subject to several variables, including the internal rate of return and vesting of interests within each of the JPMP Global entities.

This Statement on Form 4 is filed by J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Partners Global Investors, L.P., J.P. Morgan Partners Global Investors (Cayman), L.P., J.P. Morgan Partners Global Investors (Cayman) II, L.P., JPMP Global Fund/Bill Barrett A, L.P., JPMP Global Fund/Bill Barrett, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., J.P. Morgan Partners Global Fund/Bill Barrett/Selldown L.P., JPMP Master Fund Manager, L.P., JPMP Capital Corp., and JPMP Global Investors, L.P. The principal business address of each of the reporting persons is c/o J.P. Morgan Partners, LLC , 1221 Avenue of the Americas - 40th Floor, New York, NY 10020.

Name of Designated Filer: J.P. Morgan Partners (BHCA), L.P.
Date of Event Requiring Statement: August 23, 2005
Issue Name and Ticker or Trading Symbol: Bill Barrett Corporation (“BBG”)

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

By: JPMP Global Investors, L.P.,
its general partner

By: JPMP Capital Corp.,
its general partner

By:  __________________
Jeffrey C. Walker
President

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

By: JPMP Global Investors, L.P.,
its general partner

By: JPMP Capital Corp.,
its general partner

By:  __________________
Jeffrey C. Walker
President

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.

By: JPMP Global Investors, L.P.,
its general partner

By: JPMP Capital Corp.,
its general partner

By:  __________________
Jeffrey C. Walker
President

J.P. MORGAN PARTNERS GLOBAL FUND/BILL BARRETT/SELLDOWN, L.P.

By: JPMP Global Investors, L.P.,
its general partner

By: JPMP Capital Corp.,
its general partner

By:  __________________
Jeffrey C. Walker
President

J.P. MORGAN PARTNERS GLOBAL FUND/BILL BARRETT A, L.P.

By: JPMP Global Investors, L.P.,
its general partner

By: JPMP Capital Corp.,
its general partner

By:  __________________
Jeffrey C. Walker
President

J.P. MORGAN PARTNERS GLOBAL FUND/BILL BARRETT, L.P.

By: JPMP Global Investors, L.P.,
its general partner

By: JPMP Capital Corp.,
its general partner

By:  __________________
Jeffrey C. Walker
President

JPMP MASTER FUND MANAGER, L.P.

By: JPMP Capital Corp.,
its general partner

By:  __________________
Jeffrey C. Walker
President

JPMP GLOBAL INVESTORS, L.P.

By: JPMP Capital Corp.,
its general partner

By:  __________________
Name: Jeffrey C. Walker
Title: President

JPMP CAPITAL CORP.

By:  __________________
Jeffrey C. Walker
President

J.P. Morgan Partners (BHCA), L.P.

By:  JPMP Master Fund Manager, L.P.
Its General Partner

By: JPMP Capital Corp
Its General Partner

By:  __________________
Jeffrey C. Walker
President